UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2026

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9950 Woodloch Forest Drive, Suite 1900 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip code)

(936) 539-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange Indicate by check NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Kodiak Gas Services, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2026 (the “Original Report”). As previously disclosed in the Original Report, on April 1, 2026, the Company completed the acquisition of all of the issued and outstanding membership interests of Distributed Power Solutions, LLC, a Texas limited liability company (“DPS”), pursuant to that certain Membership Interest Purchase Agreement, dated as of February 5, 2026, by and among the Company, Kodiak Gas Services, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, DPS, Mustang PRS, LLC, a Texas limited liability company, and Louisiana Machinery Company, L.L.C., a Louisiana limited liability company (the “Acquisition”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited financial statements of DPS for the year ended December 31, 2025, (ii) the unaudited condensed financial statements of DPS as of and for the three months ended March 31, 2026 and (iii) the unaudited pro forma combined financial information of the Company as of and for three months ended March 31, 2026 and for the year ended December 31, 2025, which gives effect to the Acquisition as if it had been consummated on January 1, 2025. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of DPS as of and for the year ended December 31, 2025 and the unaudited condensed financial statements of DPS as of and for the three months ended March 31, 2026 are filed herewith and attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 and the year ended December 31, 2025 are filed herewith and attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, P.C., independent auditors for Distributed Power Solutions, LLC

99.1	Audited Financial Statements of Distributed Power Solutions, LLC as of and for the year ended December 31, 2025

99.2	Unaudited Condensed Financial Statements of Distributed Power Solutions, LLC as of and for the three months ended March 31, 2026

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: May 13, 2026	By:	/s/ Jennifer Howard
	Name:	Jennifer Howard
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary